UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22409

Tortoise Midstream Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28, 2019

Tortoise Midstream Energy Fund, Inc.
Schedule of Investments (unaudited)
February 28, 2019

	Shares	Fair Value
Master Limited Partnerships — 128.5%(1)
Crude Oil Pipelines — 25.2%(1)
United States — 25.2%(1)
Andeavor Logistics LP	2,148,431	$75,581,803
BP Midstream Partners LP(2)	284,174	4,657,612
Delek Logistics Partners, LP	287,927	8,960,288
PBF Logistics LP	558,002	12,186,764
Plains All American Pipeline, L.P.	3,133,427	73,134,186
Shell Midstream Partners, L.P.	2,985,199	53,375,358
		227,896,011
Natural Gas/Natural Gas Liquids Pipelines — 39.5%(1)
United States — 39.5%(1)
Energy Transfer LP(2)	10,396,099	153,758,301
Enterprise Products Partners L.P.	4,297,228	118,818,354
EQM Midstream Partners, LP	2,190,173	85,132,024
		357,708,679
Natural Gas Gathering/Processing — 25.5%(1)
United States — 25.5%(1)
Antero Midstream Partners LP	2,083,716	50,321,741
CNX Midstream Partners, LP	1,527,376	23,689,602
DCP Midstream, LP	1,305,845	42,087,384
Noble Midstream Partners LP(2)	73,915	2,487,979
Western Midstream Partners, LP	3,366,736	112,650,980
		231,237,686
Refined Product Pipelines — 38.3%(1)
United States — 38.3%(1)
Buckeye Partners, L.P.	1,864,308	58,688,416
Holly Energy Partners, L.P.	1,980,183	57,761,938
Magellan Midstream Partners, L.P.	1,028,705	62,617,273
MPLX LP	2,433,963	80,710,213
NuStar Energy L.P.	1,550,921	40,184,363
Phillips 66 Partners LP	956,959	46,948,409
		346,910,612
Total Master Limited Partnerships
(Cost $1,127,481,523)		1,163,752,988

Common Stock — 31.0%(1)
Marine Transportation — 1.3%(1)
Monaco — 1.3%(1)
GasLog Partners LP	524,765	11,597,306
Natural Gas Gathering/Processing — 17.4%(1)
United States — 17.4%(1)
EnLink Midstream, LLC(2)	5,251,167	58,550,510
Targa Resources Corp.(2)	783,617	31,532,749
The Williams Companies, Inc.	2,520,370	67,268,675
		157,351,934
Natural Gas/Natural Gas Liquids Pipelines — 12.3%(1)
United States — 12.3%(1)
ONEOK, Inc.	692,991	44,531,602
Tallgrass Energy, LP	2,970,456	67,221,419
		111,753,021
Total Common Stock
(Cost $278,481,397)		280,702,261

Preferred Stock — 6.9%(1)
Crude Oil Pipelines — 0.3%(1)
United States — 0.3%(1)
SemGroup Corporation, 7.000% (3)(4)(5)	3,763	$3,061,797
Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp., 9.500% (3)(4)	12,252	14,179,937
Natural Gas/Natural Gas Liquids Pipelines — 5.0%(1)
United States — 5.0%(1)
Crestwood Equity Partners LP, 9.25%	4,898,611	45,312,152
Total Preferred Stock
(Cost $60,535,609)		62,553,886

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
First American Government Obligations Fund,
2.33%(6) (Cost $156,592)	156,592	156,592
Total Investments — 166.4%(1)
(Cost $1,466,655,121)		1,507,165,727
Total Value of Options Written
(Premiums received $300,213)(7) — (0.0)%(1)		(163,419)
Other Assets and Liabilities — (0.4)%(1)		(3,281,530)
Deferred Tax Liability — (8.3)%(1)		(75,261,725)
Credit Facility Borrowings — (8.7)%(1)		(78,600,000)
Senior Notes — (34.4)%(1)		(312,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.6)%(1)		(132,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$905,859,053

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Restricted securities have a total fair value of $17,241,734, which represents 1.9% of net assets.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(6)	Rate indicated is the current yield as of February 28, 2019.
(7)	See Schedule of Options Written.

Schedule of Options Written (unaudited)
February 28, 2019

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
BP Midstream Partners LP	March 2019	$17.50	2,841	$4,971,750	$(56,820)
Energy Transfer LP	March 2019	16.00	8,572	13,715,200	(17,144)
EnLink Midstream LLC	March 2019	12.50	2,120	2,650,000	(10,600)
Noble Midstream Partners LP	March 2019	35.00	739	2,586,500	(57,642)
Targa Resources Corp.	March 2019	48.00	1,697	8,145,600	(21,213)
Total Value of Call Options Written (Premiums received $300,213)				$32,069,050	$(163,419)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2019. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,163,752,988	$—	$—	$1,163,752,988
Common Stock(a)	280,702,261	—	—	280,702,261
Preferred Stock(a)	45,312,152	—	17,241,734	62,553,886
Short-Term Investment(b)	156,592	—	—	156,592
Total Assets	$1,489,923,993	$—	$17,241,734	$1,507,165,727

Liabilities
Written Call Options	$163,419	$—	$—	$163,419

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers to or from level 3 during the period ended February 28, 2019.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low ask prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2019:

Preferred Stock
Balance — beginning of period	$16,777,343
Purchases	—
Return of capital	(205,047)
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	669,438
Balance — end of period	$17,241,734

Change in unrealized gain/loss on
investments still held at February 28, 2019	$669,438

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2019.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	3,763	01/19/18	$3,763,000	$3,061,797	0.3%
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,848,405	14,179,937	1.6
				$14,611,405	$17,241,734	1.9%

Item 2. Controls and Procedures.

The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 26, 2019

Tortoise Midstream Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 26, 2019

Tortoise Midstream Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer